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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Phoenix Footwear Group, Inc., (Registration No. 333-69066) - 2001 Long Term Incentive Plan, of our report dated February 12, 2003 relating to the financial statements of H.S. Trask & Co., which appears in this Current Report on Form 8-K/A.

/s/ ANDERSON ZURMUEHLEN & CO., P.C

Helena, Montana
September 19, 2003